T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Fund

Supplement to Prospectuses and Summary Prospectuses dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective June 30, 2025, Vivek Rajeswaran, Mike Signore, and Brian Solomon will become co-portfolio managers of the fund. David R. Giroux will remain as the fund’s portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Rajeswaran joined T. Rowe Price in 2012, Mr. Signore originally joined T. Rowe Price in 2015 and returned in 2020, and Mr. Solomon joined T. Rowe Price in 2015.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2025, Vivek Rajeswaran, Mike Signore, and Brian Solomon will become co-portfolio managers of the fund. David R. Giroux will remain as the fund’s portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Rajeswaran joined the Firm in 2012, and his investment experience dates from that time. During the past five years, he has served as an analyst in the U.S. Equity Division, an associate portfolio manager (beginning in 2023), and a portfolio manager (beginning in March 2025). Mr. Signore worked for the Firm from 2015 to 2018 and returned in 2020, and his investment experience dates from 2010. During the past five years, he has served as an analyst in the U.S. Equity Division, an associate portfolio manager (beginning in 2023), and a portfolio manager (beginning in March 2025). Mr. Solomon joined the Firm in 2015 and his investment experiences dates from that time. During the past five years, he has served as an analyst in the U.S. Equity Division, an associate portfolio manager (beginning in 2023), and a portfolio manager (beginning in March 2025).

The date of this supplement is May 20, 2025.

G66-041 5/20/25